EXHIBIT 10.2

Note: Certain information has been omitted from this exhibit and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The locations of these omissions are indicated in the exhibit by the following markings: [**].

OMB Approval

		1. CONTRACT ID CODE		Page of Pages
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1	2
2. AMENDMENT/MODIFICATION NO. Modification 05	3. EFFECTIVE DATE See Block 16c	4. REQUISITION/PURCHASE REQ. NO. N/A	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	0493A	7. ADMINISTERED BY (If other than Item 6)	CODE
Department of Veterans Affairs Center for Acquisition Innovation (049A1) Attn: Steve Santos 810 Vermont Avenue, N.W. Washington, D.C. 20420		SAME AS BLOCK 6
6. NAME AND ADDRESS OF CONTRACTOR (No. Street, county, State and ZIP: Code) QuadraMed Corporation Attn: Ted Borris 12110 Sunset Hills Road Suite 600 Reston, VA 20190		(4)	9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
10A. MODIFICATION OF CONTRACT/ORDER NO. BPA 101-049A3H-005

CODE	FACILITY CODE	X	10B. DATED (SEE ITEM 13) 04/26/2005

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers                     is extended. x     is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning one (1) copy of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter to telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATA SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and data specified.

12.	ACCOUNTING AND APPROPRIATION DATA (If required)

N/A                                                                      Obligation: N/A

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,

IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(4)	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.    THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

x	D. OTHER (Specify type of modification and authority) FAR 52.243-1, Changes

E. IMPORTANT: Contractor is not, x is required to sign this document and return 1 cop(y)ies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Project Title: VA EPS Standardized Technology

See continuation on Page 2 of 2 for details.

15A. NAME AND TITLE OF SINGER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) PHYLLIS JACKSON Contracting Officer
15B. CONTRACTOr/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

____________________________ (Signature of person authorized to sign		BY ______________________________ (Signature of Contracting Officer
NSN 7540-01-152-8070	30-105		STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE	Computer Generated		Prescribed by GSA

BPA 101-049A3-005

Modification 05

The purpose of this modification is to reflect the changes made to the pricing structure of this BPA.

1.	In accordance with contractor’s proposal dated October 7, 2007 and Order No. 776-C80084, the BPA pricing list is hereby changed to a 5-tier pricing structure, as detailed below. This 5-tier pricing structure hereby replaces the 3-Tier pricing structure in its entirety, and is effective as of November 15, 2007.

Pricing Tiers – FY08

XS	[**]

S	[**]

M	[**]

L	[**]

XL	[**]

The cost for an additional VIP license to be added to a parent facility license is $ [**] per site

Pricing Tiers – FY09

XS	[**]

S	[**]

M	[**]

L	[**]

XL	[**]

The cost for an additional VIP license to be added to a parent facility license is $ [**] per site

Pricing Tiers – FY10

XS	[**]

S	[**]

M	[**]

L	[**]

XL	[**]

The cost for an additional VIP license to be added to a parent facility license is $ [**] per site

2.	This 5-tier pricing structure eliminates the distinction between the EPS and VIP based on the site’s EPS facility size as detailed below:

VISN	Facility/Site	Facility Size
1	VA NEW ENGLAND HEALTHCARE SYSTEM
1	BEDFORD	XS
1	BOSTON	S (+1)
1	BOSTON
1	WEST ROXBURY
1	MANCHESTER	XS
1	NORTHAMPTON	XS
1	PROVIDENCE	XS
1	TOGUS	XS
1	WEST HAVEN	S
1	WHITE RIVER JCT	XS
1	VISN 1 CODING POOL (AUGUSTA, ME)
2	VA HEALTHCARE NETWORK UPSTATE NEW YORK	XL (+4)
2	ALBANY
2	BATH
2	BUFFALO
2	CANANDAIGUA
2	SYRACUSE
3	VA NY/NJ VETERANS HEALTHCARE NETWORK
3	BRONX	XS
3	N.Y, HARBOR HCS	M
3	MONTROSE VA HUDSON HCS NY	XS
3	NORTHPORT	S
3	EAST ORANGE	S
4	VA STARS & STRIPES HEALTHCARE NETWORK
4	JAMES EVAN ZANDT VAMC	XS
4	BUTLER	XS
4	CLARKSBURG	XS
4	COATESVILLE	XS
4	ERIE	XS
4	LEBANON	XS
4	PHILADELPHIA	S
4	PITTSBURGH-UNIV DR	S
4	WILKES BARRE	S
4	WILMINGTON	XS
5	VA CAPITOL HEALTHCARE NETWORK
5	MARTINSBURG	S
5	WASHINGTON	S
5	BALTIMORE	M
6	VA MID-ATLANTIC HEALTHCARE NETWORK
6	ASHEVILLE-OTEEN	XS
6	BECKLEY	XS
6	DURHAM	S
6	FAYETTEVILLE NC	S
6	HAMPTON	XS
6	RICHMOND	S
6	SALEM	S
6	SALISBURY	S
7	THE SOUTHEAST NETWORK
7	ATLANTA	S
7	AUGUSTA	S
7	BIRMINGHAM	S
7	CHARLESTON	S
7	COLUMBIA SC	S
7	DUBLIN	XS
7	MONTGOMERY (CAVHCS)	S(+1)
7	MONTGOMERY
7	TUSKEGEE
7	TUSCALOOSA	XS
8	VA SUNSHINE HEALTHCARE NETWORK
8	BAY PINES	M
8	MIAMI	S
8	N F US GA HCS	L
8	ORLANDO	S
8	SAN JUAN PR	M
8	TAMPA	XL
8	W PALM BEACH	S
8	VISN 8 CAT
9	VA MID SOUTH HEALTHCARE NETWORK
9	HUNTINGTON	S
9	LEXINGTON-LEESTOWN	XS
9	LOUISVILLE	S
9	MEMPHIS	S
9	MOUNTAIN HOME	S
9	VA MID TENN HCS NASH TN	S
9	MID-SOUTH CUSTOMER ACCOUNT CENTER (MURF)
9	CONSOLIDATED CODING UNIT (CEREDO)
10	VA HEALTHCARE SYSTEM OF OHIO
10	CHILLICOTHE	XS
10	CINCINNATI	S
10	CLEVELAND-WADE PARK	L
10	COLUMBUS-10C	XS
10	DAYTON	S
11	VETERANS IN PARTNERSHIP
11	ANN ARBOR HCS	XS
11	BATTLE CREEK	XS
11	DETROIT VAMC	S
11	ILLIANA HCS DANVILLE IL	XS
11	INDIANAPOLIS-10TH ST	S
11	NORTHERN INDIANA HCS	XS
11	SAGINAW	XS
11	VISN 11 - CONSOLIDATED CODING POOL
12	VA GREAT LAKES HEALTH CARE SYSTEM
12	HINES	S
12	IRON MOUNTAIN	XS
12	MADISON	XS
12	MILWAUKEE	S
12	NORTH CHICAGO	XS
12	TOMAH	XS
12	VA CHICAGO HCS	S(+1)

VISN	Facility/Site	Facility Size
12	CHICAGO JESSE BROWN
12	CHICAGO LS
12	PATIENT FINANCIAL SERVICES CENTER
15	VA HEARTLAND NETWORK
15	VA HEARTLAND-E VH MO	L (+3)
15	KANSAS CITY
15	MARION (IL)
15	POPLAR BLUFF
15	ST. LOUIS
15	VAMC HEARTLAND-W KANSAS MO	L (+3)
15	COLUMBIA (MO)
15	TOPEKA
15	LEAVENWORTH
15	WICHITA
16	SOUTH CENTRAL VA HEALTH CARE NETWORK
16	ALEXANDRIA	XS
16	FAYETTEVILLE AR	S
16	GULF COAST HCS	S
16	HOUSTON	M
16	JACKSON	S
16	LITTLE ROCK	S
16	MUSKOGEE	S
16	NEW ORLEANS	S
16	OKLAHOMA CITY	S
16	SHREVEPORT	S
17	VA HEART OF TEXAS HEALTH CARE NETWORK
17	SAN ANTONIO	M
17	VA CENTRAL TEXAS HCS	M (+1)
17	CENTRAL TEXAS HEALTHCARE SYSTEM
17	MARLIN
17	DALLAS	L
18	VA SOUTHWEST HEALTH CARE NETWORK
18	AMARILLO HCS	XS
18	NEW MEXICO HCS	S
18	EL PASO HCS	XS
18	NORTHERN ARIZONA HCS	XS
18	PHOENIX	S
18	SOUTHERN ARIZONA HCS	S
18	WEST TEXAS HCS	XS
19	ROCKY MOUNTAIN NETWORK
19	CHEYENNE	XS
19	DENVER	S (+1)
19	DENVER
19	FORT LYON
19	FORT HARRISON	XS (+1)
19	FORT HARRISON
19	MILES CITY
19	GRAND JUNCTION	XS
19	SALT LAKE CITY HTHCARE	S
19	SHERIDAN	XS
20	NORTHWEST NETWORK
20	ALASKA HCS 8 RO	XS
20	BOISE	XS
20	PORTLAND	S
20	PUGET SOUND HCS	M
20	VA ROSEBURG HCS	XS
20	S.ORG REHAB WHITE CITY	XS
20	SPOKANE	XS
20	WALLA WALLA	XS
21	SIERRA PACIFIC NETWORK
21	CENTRAL CALIFORNIA HCS	XS
21	HONOLULU	XS
21	NCHC MARTINEZ	S
21	PALO ALTO	S
21	SAN FRANCISCO	S
21	SIERRA NEVADA HCS	XS
22	DESERT PACIFIC HEALTHCARE NETWORK
22	VA SOUTHERN NEVADA HCS	S
22	VA LONG BEACH HCS CA	S
22	LOMA LINDA	S
22	VA SAN DIEGO HCS CA	S
22	GREATER LA HCS	M
23	VA MIDWEST HEALTH CARE NETWORK
23	FARGO	XS
23	SIOUX FALLS	XS
23	ST CLOUD	XS
23	FORT MEADE	XS
23	MINNEAPOLIS	M
23	VA NEB-WESTERN IA HCS	L (+4)
23	CENTRALIA
23	IOWA CITY
23	GRAND ISLAND
23	LINCOLN
23	OMAHA
CBO	MACPAC	L

3.	All other terms and conditions remain unchanged.

In consideration of the modification agreed to herein as complete equitable adjustment for the work described in the modification, the Contractor hereby releases the Government from any and all liability under this contract for further equitable adjustments attributable to such facts or circumstances giving rise to the proposal for adjustment.

////////////////////////////////////////////////////END OF MODIFICATION/////////////////////////////////////////////////